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                                                                      EXHIBIT 21

                        FIDELITY NATIONAL FINANCIAL, INC.

                             All companies- 10K list
                                As of 12/31/2005

2027267 Ontario Inc.                                       Canada
Adnoram Settlement Agency of Ohio, LLC (50.1%)             Ohio
Aero Records & Title Co.                                   Oklahoma
AIS Alamo Insurance Services, Inc.                         California
Alamo Title Company                                        Texas
Alamo Title Company of Brazoria County, Inc.               Texas
(d/b/a Alamo Title Company)
Alamo Title Company of Harris County, Inc.                 Texas
(d/b/a Alamo Title Company)
Alamo Title Company of Tarrant County, Inc.                Texas
(d/b/a Alamo Title Company)
Alamo Title Holding Company                                Texas
Alamo Title Insurance                                      Texas
Alamo Title of Guadalupe County, Inc.                      Texas
(d/b/a Alamo Title Company)
Alamo Title of Travis County, Inc.                         Texas
(d/b/a Alamo Title Company)
Alexander Title Agency, Incorporated                       Virginia
All Counties Courier, Inc. (10%)                           California
ALLTEL Servicios de Informacion (Costa Rica) S.A.          Costa Rica
Amarillo Data, Inc. (33.3%)                                Texas
American Document Services, Inc.                           California
American Exchange Services, Inc.                           Delaware

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
American Investment Properties, LLC                        Delaware
American Title Company                                     Texas
Amtitle Company                                            California
ANFI Holding, LLC                                          Delaware
ANFI, LLC                                                  California
Antelope Valley Escrow Co.                                 California
APTItude Solutions, Inc.                                   Florida
Arizona Sales and Posting, Inc.                            Arizona
A.S.A.P. Legal Publication Services, Inc.                  California
AssetLink Financial Corporation                            Colorado
AssetLink, LLC                                             Pennsylvania
AssetLink, L.L.C.                                          Colorado
AssetLink, L.P.                                            Colorado
Aurum Technology Inc.                                      Delaware
Bancserv, Inc.                                             California
Bankers Title of Northwest Indiana, LLC (5%)               Indiana
Baton Rouge Title Company, Inc.                            Louisiana
BenchMark Consulting International N A, Inc.               Georgia
BenchMark Consulting International Europe GmbH             Germany
Berrien County Title Agency, L.L.C. (50%)                  Michigan
BHC&M, Ltd.                                                Virginia
Blue Ridge Title/CTIC, LLS (25%)                           Virginia
Builders Affiliated Mortgage Services (40%)                Florida

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
Burnet Title of Indiana, LLC (25%)                         Indiana
Capitol Abstract and Title Company                         Oklahoma
Castle Escrow Holdings, LLC.                               California
CATCO, Inc.                                                Oklahoma
Chase Vehicle Exchange, Inc.                               Delaware
Chelsea Title Company                                      Florida
Chicago Escrow, Inc.                                       California
Chicago Heritage Insurance Services, Inc.                  California
Chicago Land Agency Services, Inc. (52%)                   Illinois
Chicago Title Agency of Nevada, Inc.                       Nevada
Chicago Title and Trust Company                            Illinois
Chicago Title Company                                      California
Chicago Title Company of Washington                        Washington
(d/b/a Chicago Title Company, Island Division)
Chicago Title Insurance Company                            Missouri
Chicago Title Insurance Company of Oregon                  Oregon
Chicago Title Insurance Company of Puerto Rico (99.2%)     Puerto Rico
Chicago Title Land Trust Company                           Illinois
Chicago Title of Colorado, Inc.                            Colorado
Chicago Title of Michigan, Inc.                            Michigan
Chicago Title of the Florida Keys, Inc. (85%)              Florida
Clear Par, LLC                                             New York
Closing Concepts, L.L.C.                                   Pennsylvania

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
Closing Concepts, L.P.                                     Pennsylvania
Closing Concepts of Alabama, L.L.C.                        Alabama
Commonwealth Title Company                                 Washington
Community Title Company (51%)                              California
Community Title, LLC (25%)                                 Texas
Comstock Net Services, Inc.                                Delaware
Construction Disbursements LLC                             Oregon
Covansys Corporation (29%)                                 Michigan
CTC GP, LLC                                                Delaware
CTC LP, LLC                                                Delaware
CT/Nevada Holding Company                                  Nevada
CUMC Title Agency, LLC (50%)                               Michigan
Dallas-Fidelity National Title Agency, Inc.                Texas
(d/b/a Fidelity National Title Agency, Inc.)
Dallas Seven Index, Inc. (14.3%)                           Texas
Decatur Title Company L.L.C.                               Illinois
DFCU Financial Title Agency, L.L.C. (51%)                  Michigan
Diversified Title Agency, LLC (50.1%)                      Ohio
DOCX, LLC                                                  Georgia
DPN, Incorporated                                          Nevada
DPSC Acquisition Corp.                                     Georgia
Duxford Escrow, Inc. (51%)                                 California
EC Purchasing.com, Inc.                                    Delaware

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
Ecosearch Environmental Resources, Inc.                    Indiana
Ensite Corporation of Denver                               Colorado
(d/b/a ENFO Corporation; and ENTRAC Corporation)
Entrust Title Agency LLC (50%)                             New York
Executive Direct, Inc.                                     California
Executive Title Agency Corp.                               Ohio
Fidelity Affiliates, LLC                                   Florida
Fidelity Asset Management, Inc.                            California
Fidelity Express Network, Inc.                             California
Fidelity Fulfillment Center, LLC (51%)                     Delaware
Fidelity Global Solution Costa Rica, S.A.                  Costa Rica
Fidelity Information Services Brasil Participacoes Ltda.   Brazil
Fidelity Information Services Canada Limited               Canada
Fidelity Information Services (France) SARL                France
Fidelity Information Services (Germany) GmbH               Germany
Fidelity Information Services German Holdings C.V.         Netherlands
Fidelity Information Services Holdings, B.V.               Netherlands
Fidelity Information Services Holding GmbH                 Germany
Fidelity Information Services (Hong Kong)                  Hong Kong
Limited (99.9%)
Fidelity Information Services, Inc.                        Arkansas
Fidelity Information Services International                Netherlands
Holdings C.V.
Fidelity Information Services International                Delaware
Holdings, Inc.
Fidelity Information Services International, Ltd.          Delaware

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
Fidelity Information Services Limited                      United Kingdom
Fidelity Information Services (Netherlands) B.V.           The Netherlands
Fidelity Information Services (New Zealand) Limited        New Zealand
Fidelity Information Services Sp.z.o.o.                    Poland
Fidelity Information Services Taiwan Company Limited       Taiwan
Fidelity Information Services (Thailand) Limited (99.9%)   Thailand
Fidelity Inspection & Consulting Services, Inc.            Pennsylvania
Fidelity International Resource Management, Inc.           Delaware
Fidelity National Agency of Arizona, Inc. (51%)            Arizona
Fidelity National Agency Sales and Posting                 California
Fidelity National Asset Management Solutions, Inc.         Colorado
Fidelity National Claims Services, Inc.                    California
Fidelity National Credit Services, Inc.                    New York
Fidelity National Field Services, Inc.                     Delaware
Fidelity National Foreclosure Solutions, Inc.              Delaware
Fidelity National Home Warranty Company                    California
Fidelity National Indemnity Insurance Company              Texas
Fidelity National Information Services, Inc. (75%)         Delaware
Fidelity National Information Solutions, Inc.              Delaware
Fidelity National Information Solutions Canada, Inc.       Canada
Fidelity National Insurance Company                        California
Fidelity National Insurance Services, Inc.                 California
Fidelity National Loan Portfolio Services, Inc.            California

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
Fidelity National Management Services, LLC                 Delaware
Fidelity National Property and Casualty Insurance Company  New York
Fidelity National Ranch Properties, Inc.                   Delaware
Fidelity National Tax Service, Inc.                        California
Fidelity National Title Agency, Inc.                       Arizona
Fidelity National Title Agency of Nevada, Inc.             Nevada
Fidelity National Title Agency of Pinal County, Inc.       Arizona
Fidelity National Title & Abstract, Inc.                   Maryland
Fidelity National Title & Escrow of Hawaii, Inc.           Hawaii
Fidelity National Title Company                            California
Fidelity National Title Company of California              California
Fidelity National Title Company of Oregon                  Oregon
Fidelity National Title Company of Washington, Inc.        Washington
Fidelity National Title Group, Inc. (82.5%)                Delaware
Fidelity National Title Insurance Agency of Coconino       Arizona
Fidelity National Title Insurance Company                  California
Fidelity Output Solutions, LP                              Texas
Fidelity Outsourcing Services, Inc.                        Delaware
Fidelity Residential Solutions, Inc.                       Kansas
Fidelity Servicos de Informatica Brasil Ltda. (99.9%)      Brazil
Fidelity Supply, LP                                        Texas
FIP Title Agency, LLC (50.1%)                              Ohio

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
First National Financial Title Services of Alabama, Inc.   Alabama
First Partners Title Agency, LLC (51.61%)                  Ohio
First Title Corporation                                    Tennessee
(d/b/a FTC Lenders Express and d/b/a Lenders Express
Title and Escrow)
First Title Corporation of Alabama, Inc.                   Alabama
FIS Holding, LLC                                           Delaware
FIS Management Services, LLC                               Delaware
Florida Affiliated Title Services, LLC (51%)               Florida
FNF Canada Company                                         Canada
FNF Capital Leasing, Inc.                                  Delaware
FNF Capital, LLC (75%)                                     California
FNF Escrow Holdings, LLC                                   California
FNF Escrow Holdings II, LLC                                California
FNF Escrow Holdings III, LLC                               California
FNF Funding X, LLC                                         Delaware
FNF Holding, LLC                                           Delaware
FNF Intellectual Property Holdings, Inc.                   Delaware
FNF International Holdings, Inc.                           Delaware
FNF International, Mauritius                               Mauritius
FNF National Record Centers, Inc.                          Delaware
FNF Title Reinsurance Company                              Vermont
FNIS Flood Group, LLC                                      Delaware
FNIS Flood of California, LLC                              Delaware

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
FNIS Flood Services, L.P.                                  Delaware
(d/b/a LSI Flood Services)
FNIS Holding, LLC                                          Delaware
FNIS Intellectual Property Holdings, Inc.                  Delaware
FNIS MLS Services, Inc.                                    Delaware
FNIS Services, Inc.                                        Delaware
FN Services, LLC                                           Delaware
FNT Real Estate Coordinators, LLC                          New Jersey
Fortuna Service Company, LLC                               California
Franchise Resale Consultants, LLC (25%)                    Delaware
Fuentes and Kreischer Title Company                        Florida
Gemini Escrow Services, Inc. (51%)                         California
GeoSure, Inc.                                              Delaware
GeoSure, L.P.                                              New York
Geotrac, Inc.                                              Delaware
GIT Holding Company, Inc. (60%)                            Illinois
Granite Title Company, LLC (12%)                           Texas
Great Northern Title Agency, LLC (51.64%)                  Ohio
Greater Illinois Title Company, Inc. (60%)                 Illinois
Greenridge Title Agency, LLC (50%)                         Michigan
Grundy Pioneer Title Company                               Illinois
Hansen Quality, LLC                                        California
Heritage American Insurance Services, Inc.                 California
Heritage Title Company                                     Texas

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
HomeBuilders Financial Network, LLC (75%)                  Delaware
HomeBuilders Investment, LLC                               Delaware
HomeBuyers Mortgage Network, LLC                           Florida
HomeOwnershipTeam.com, Inc.                                California
Homesold                                                   California
(d/b/a Real Property Marketing and d/b/a Professional
Agent Referral)
HQ Holding Corporation                                     Delaware
iLumin Corporation (12.3%)                                 Delaware
Imaged Library Co., L.L.C. (29.79%)                        Washington
Indiana Residential Nominee Services, LLC                  Indiana
I-Net Reinsurance Limited                                  Turks & Caicos Island
Integrity Title Agency of Ohio & Michigan, Ltd. (25.05%)   Ohio
InterCept Data Services, Inc.                              Alabama
InterCept, Inc.                                            Georgia
InterCept Services, LLC                                    Georgia
InterCept TX I, LLC                                        Georgia
Interfirst Escrow, Inc. (51%)                              California
International Data Management Corporation                  California
Investment Property Exchange Services, Inc.                California
Island Title Company                                       Washington
Kensington Development Corporation                         California
KORDOBA GmbH & Co. KG                                      Germany
KORDOBA Verwaltungs GmbH                                   Germany

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
Lake County Trust Company                                  Indiana
Lake First Title Agency, LLC (50.1%)                       Ohio
Lakeland Title Services, Inc.                              Wisconsin
Landmark REO Management Services, Inc.                     Kansas
Land Title Company of Kitsap County (44.58%)               Washington
LaSalle County Title Company, L.L.C. (70%)                 Illinois
LC Investment Corporation                                  Indiana
Lender's Service Title Agency, Inc.                        Ohio
Lenders Title Agency, LLC (50.1%)                          Ohio
Liberty Title Agency, Inc. (51%)                           Arizona
LRT Record Services, Inc.                                  Texas
(d/b/a Land Records of Texas)
LSI Alabama, LLC                                           Alabama
LSI Appraisal, LLC                                         Delaware
LSI Maryland, Inc.                                         Maryland
LSI Title Agency, Inc.                                     Illinois
LSI Title Company                                          California
LSI Title Company of Oregon, LLC                           Oregon
LSI Title Insurance Agency of Utah, Inc.                   Utah
Maine Residential Nominee Services, LLC                    Maine
Manchester Development Corporation                         California
(d/b/a Orion Realty Group)
Marble Title Company, LLC (12%)                            Texas
Massachusetts Residential Nominee Services, LLC            Massachusetts

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
MBBWare, Inc.                                              Alabama
McHenry County Title Company                               Illinois
McLean County Title Company                                Illinois
McNamara, Inc.                                             Nevada
Member First Title Agency, LLC (50%)                       Michigan
MFS Title of Texas, LP (5%)                                Texas
MGEN Services Corp.                                        Delaware
Micro General, LLC                                         Delaware
Midwest Title Company                                      Delaware
National Alliance Marketing Group, Inc.                    California
National Link, L.L.C. (49.8%)                              Pennsylvania
National Link, L.P. (49.5%)                                Pennsylvania
National Link of Alabama, L.L.C.                           Alabama
National Residential Nominee Services Inc.                 Delaware
National Safe Harbor Exchanges                             California
National Title Company of Southern California (51%)        California
National Title Company of Ventura County (51%)             California
National Title Insurance of New York Inc.                  New York
National Underwriting Services, LLC                        Delaware
Nations Title Insurance of New York Inc.                   New York
Nationwide Settlement Source, L.L.C.                       Pennsylvania
Nationwide Settlement Source, L.P.                         Pennsylvania
Nationwide Settlement Source of Alabama, L.L.C.            Alabama

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
NCLSI, L.P.                                                Pennsylvania
NCLSIGP, LLC                                               Pennsylvania
NewInvoice, L.L.C. (80%)                                   Georgia
New Market Title Agency, LLC (50.1%)                       Ohio
NRC Insurance Services, Inc.                               North Carolina
OnePointCity, L.L.C.                                       Ohio
Ottawa-Kent Title Agency, LLC (50%)                        Michigan
Pacific Escrow Solutions, Inc.                             California
Perrett Title Agency, LLC (50%)                            Michigan
Pioneer National Title Company                             Arizona
Preferred Title Services, LLC (50%)                        Michigan
Premier National Title Company                             California
Profile Partners GP, L.P. (30%)                            Delaware
Profile Venture Partners Capital Fund I LP (64.74%)        Delaware
Property Insight, LLC                                      California
Prospect Office Partners, LP                               California
PVP Advisors, LLC (62%)                                    Delaware
PVP Management, LLC (34%)                                  Delaware
RealEC Technologies, Inc. (56%)                            California
Real Estate Index, Inc.                                    Illinois
Real Estate Settlement Solutions, L.L.C.                   Pennsylvania
Real Estate Settlement Solutions, L.P.                     Pennsylvania
Real Estate Settlement Solutions of Alabama, L.L.C.        Alabama


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
RealInfo, L.L.C. (50%)                                     Illinois
Real Living Title Agency, Ltd. (45.1%)                     Ohio
RealtyCheck.com, LLC                                       Michigan
Recodat Co. (25%)                                          Ohio
Referral Connection, LLC                                   North Carolina
Region Title, LLC (35%)                                    Indiana
Rio Grande Title Company, Inc. (20%)                       New Mexico
Risco, Inc.                                                Kansas
River Valley Abstract & Title, Inc.                        Wisconsin
Rocky Mountain Aviation, Inc.                              Arizona
Rocky Mountain Printing Services, Inc.                     California
Rocky Mountain Support Services, Inc.                      Arizona
Saddleback Title Company (51%)                             California
Sanchez Advisors, LLC                                      Delaware
Sanchez Capital Services Private Limited (20%)             India
Sanchez Computer Associates, Inc.                          Canada
Sanchez Computer Associates International, Inc.            Delaware
Sanchez Computer Associates, LLC                           Delaware
Sanchez Computer Associates Pty Limited                    Australia
Sanchez Software, Ltd.                                     Delaware
S.D.C. Title Agency, LLC (50.1%)                           Ohio
Security Title Agency, Inc.                                Arizona
Security Title Company, LLC                                Wisconsin

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
Security Union Insurance Services, Inc.                    California
Security Union Title Insurance Company                     California
Sentry Service Systems, Inc.                               Arizona
Service Link, L.P.                                         Pennsylvania
Service Link of Alabama, L.L.C.                            Alabama
Service Link of Nevada, LP                                 Nevada
Service Link of Texas, LLC                                 Texas
S-K-L-D Title Services, Inc. (12.9%)                       Colorado
SouthshoreTitle, LLC (10%)                                 Indiana
Southwest Michigan Title Agency, LLC (50%)                 Michigan
Spring Service Corporation                                 California
Spring Service Texas, Inc.                                 Texas
Statewide Settlement Services, LLC (25%)                   Ohio
Stetler Title Agency, LLC (50%)                            Michigan
Strategic Property Investments, Inc.                       Delaware
Sunrise Research Corp.                                     New York
Superior Data Services, Inc.                               New York
SWT Holdings, LLC                                          Texas
Tam Title & Escrow, LLC (10%)                              Tennessee
Ten Thirty-One, L.L.C.                                     Oregon
The Album CD, LLC (66 2/3%)                                Delaware
The Maryland Title Guarantee Company                       Maryland
The Title Company of Canada, Ltd.                          Ontario, Canada

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
The Title Guarantee Company                                Maryland
Third Millenium Title Agency, LLC (50.1%)                  Ohio
Ticor Financial Company                                    California
Ticor Insurance Services, Inc.                             California
Ticor Services, LLC                                        Delaware
Ticor Title Abstract of New York, Inc.                     New York
Ticor Title Agency of Arizona, Inc.                        Arizona
Ticor Title Company                                        Washington
Ticor Title Company of California                          California
Ticor Title Company of Oregon                              Oregon
Ticor Title Consultants Ltd.                               Canada
Ticor Title Insurance Company                              California
Ticor Title Insurance Company Limited                      England
Ticor Title Insurance Company of Florida                   Florida
Ticor Title of Nevada, Inc.                                Nevada
Ticor Title of Washington, Inc.                            Washington
Title Accounting Services Corporation                      Illinois
Title America, LLC (50.1%)                                 Ohio
Title and Trust Company                                    Idaho
Title Closing Services, LLC (17.5%)                        New Jersey
Title Data, Inc. (22.2%)                                   Texas
Title Info Now, LLC (14.29%)                               Minnesota
Title Offices, LLC (30%)                                   Florida

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
Title Reinsurance Company (36.18%)                         Vermont
Title Services, Inc.                                       Tennessee
Title-Tax, Inc.                                            California
TPO, Inc.                                                  Oklahoma
Tri County Title Plant Association (37.5%)                 Oregon
TSNY Agency of New York City, Inc.                         New York
(d/b/a Title Services)
TT Acquisition Corp.                                       Texas
(d/b/a Texas Taxes)
United Financial Management Company                        Nevada
United Land Title Agency, LLC (50.1%)                      Ohio
United Title of Nevada, Inc.                               Nevada
UTC Capital Group, Inc.                                    Texas
Vermont Residential Nominee Services, LLC                  Vermont
Vista Environmental Information, Inc.                      Delaware
Washington Title Company                                   Washington
Washington Title Insurance Company                         Washington
Welles Bowen Title Agency, LLC (50.1%)                     Ohio
West Point Appraisal Services, Inc.                        California
Western Financial Trust Company                            California
Woodland Title Agency, LLC (50%)                           Michigan
Xmas Merger Corp.                                          Delaware
Yuma Title & Trust Company                                 Arizona